                               ALIAS RESEARCH INC.

                                 1994 STOCK PLAN


       1. PURPOSE. This 1994 Stock Plan (the "Plan") is intended to provide incentives: (a) to the officers and other employees of Alias Research Inc. (the "Company"), and of any present or future parent or subsidiary of the Company (collectively, "Related Corporations"), by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which qualify as "incentive stock options" ("ISOs") under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"); (b) to directors, officers and other employees and consultants of the Company and Related Corporations by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as ISOs ("Non-Qualified Options"); (c) to directors, officers and other employees and consultants of the Company and Related Corporations by providing them with awards of stock in the Company ("Awards"); and (d) to directors, officers and other employees and consultants of the Company and Related Corporations by providing them with opportunities to make direct purchases of stock in the Company ("Purchases"). Both ISOs and Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options." Options, Awards and authorizations to make Purchases are referred to hereafter collectively as "Stock Rights." As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation," respectively, as those terms are defined in Section 424 of the Code.

       2.   ADMINISTRATION OF THE PLAN.

            A. BOARD OR COMMITTEE ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board may appoint a Stock Plan Committee (the "Committee") of three or more of its members to administer the Plan. Hereinafter, all references to the "Committee" shall mean the Board if no Committee has been appointed. Subject to ratification of the grant or authorization of each Stock Right by the Board (if so required by law), and subject to the terms of the Plan, the Committee shall have the authority to (i) determine the employees of the Company and Related Corporations (from among the class of employees eligible under paragraph 3 to receive ISOs) to whom ISOs shall be granted, and determine (from among the class of individuals and entities eligible under paragraph 3 to receive Non-Qualified Options and Awards and to make Purchases) to whom Non-Qualified Options, Awards and authorizations to make Purchases may be granted; (ii) determine the time or times at which Options or Awards shall be granted or Purchases made; (iii) determine the option price of shares subject to each Option, which price shall not be less than the minimum price specified in paragraph 6, and the purchase price of shares subject to each Purchase; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine (subject to paragraph 7) the time or times when each Option shall become exercisable and the duration of the exercise period; (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options, Awards and Purchases and the nature of such restrictions, if any, and (vii) interpret the Plan and prescribe and rescind rules and regulations relating to it. If the Committee determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO.
The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Right granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it.

            B. COMMITTEE ACTIONS. Subject to the Company's by- laws, the Committee may select one of its members as its chairman, and shall hold meetings at such times and places as it may determine. Acts by a majority of the members of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee shall constitute the valid acts of the Committee. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

            C. GRANT OF STOCK RIGHTS TO NON-EMPLOYEE DIRECTORS. The granting of Stock Rights to eligible directors of the Company who are not employees of the Company shall be made only in accordance with this paragraph 2.C of the Plan. To the extent the terms of this paragraph 2.C conflict with any other terms of the Plan, the provisions of paragraph 2.C shall govern.

(i) AUTOMATIC GRANT FOR NON-EMPLOYEE DIRECTORS. Directors of the Company who are not employees of the Company (a "Non-Employee Director") will be automatically granted, without further action by the Committee, Options to purchase Common Shares of the Company in the amounts and with the vesting schedules set forth below.

       Each Non-Employee Director will be granted Options to purchase 10,000 Common Shares. Option grants are to be made each year, on the date of the meeting of the Directors of the Company held immediately following the annual meeting of shareholders of the Company, to Non- Employee Directors having been elected at the annual meeting. So long as the Non-Employee Director is then continuing to serve as a Director of the Company, the grant shall become exercisable as to 2,500 Common Shares: on the dates which are 90, 180 and 270 days, respectively, following the date of the annual meeting preceding the grant; and on the date of the next following annual meeting of shareholders, immediately prior to the commencement of such meeting.

(ii) PRICE. The purchase price of the Common Shares covered by an Option granted pursuant to paragraph 2.C of this Plan shall be 100% of the fair market value of such shares on the day the Option is granted. The Option Price will be subject to adjustment in accordance with the applicable provisions of paragraph

       13 of this Plan. For purposes of this Plan, the fair market value of a Common Share on any day shall be determined in accordance with paragraph 6.D.

(iii) ACCELERATION OF VESTING. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), then any option granted under this paragraph 2.C then outstanding shall, immediately prior to the consummation of such Acquisition, become fully vested and immediately exercisable by the Director.

(iv) TERMINATION OF OPTION RIGHTS. If the Non-Employee Director ceases to be a director of the Company for any reason, no further installments of any Option granted pursuant to the Plan shall become exercisable.


       3. ELIGIBLE EMPLOYEES AND OTHERS. ISOs may be granted to any employee of the Company or any Related Corporation. Those officers and directors of the Company who are not employees may not be granted ISOs under the Plan. Non-Qualified Options, Awards and authorizations to make Purchases may be granted to any employee, officer or director (whether or not also an employee) or consultant of the Company or any Related Corporation. The Committee may take into consideration a recipient's individual circumstances in determining whether to grant a Stock Right. Granting of any Stock Right to any individual or entity shall neither entitle the recipient to, nor disqualify the recipient from, participation in any other grant of Stock Rights.


       4. STOCK. The stock subject to Stock Rights shall be authorized but unissued shares of common stock of the Company (the "Common Stock") or shares of
Common Stock reacquired by the Company in any manner.   The aggregate number of
shares which may be issued pursuant to the Plan is 1,000,000, subject to adjustment as provided in paragraph 13.If any Stock Right granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares issued pursuant to any Award or Purchase, the unpurchased shares subject to such Stock Right or the unvested shares so reacquired by the Company shall again be available for grants of Stock Rights under the Plan.

       5. GRANTING OF STOCK RIGHTS. Stock Rights may be granted under the Plan at any time on or after March 9, 1994 and prior to March 9, 2004. The date of grant of a Stock Right under the Plan will be the date specified by the Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant.

       6.   MINIMUM OPTION PRICE; ISO LIMITATIONS.

            A. PRICE FOR NON-QUALIFIED OPTIONS. The exercise price per share specified in the agreement relating to each Non- Qualified Option granted under the Plan shall in no event be less than the minimum legal consideration required therefor under the laws of the Province of Ontario or the laws of any jurisdiction in which the Company or its successors in interest may be organized.

            B. PRICE FOR ISOS. The exercise price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant. For purposes of determining stock ownership under this paragraph, the rules of
Section 424(d) of the Code shall apply.

            C. $100,000 ANNUAL LIMITATION ON ISO VESTING. Each eligible employee may be granted Options treated as ISOs only to the extent that, in the aggregate under this Plan and all incentive stock option plans of the Company and any Related Corporation, ISOs do not become exercisable for the first time by such employee during any calendar year with respect to stock having a fair market value (determined at the time the ISOs were granted) in excess of $100,000. The Company intends to designate any Options granted in excess of such limitation as Non-Qualified Options.

            D. DETERMINATION OF FAIR MARKET VALUE. If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market List, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market List. However, if the Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

       7. OPTION DURATION. Subject to earlier termination as provided in paragraphs 9 and 10 or as set forth in the agreement relating to such Option, each Option shall expire on the date specified by the Committee, but not more than (i) ten years from the date of grant in the case of Options generally and
(ii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, as determined under paragraph 6(B); provided, however, that in the event an Option would expire during a black-out period, as such period is determined by the Board, such Option shall be extended until the tenth day following the expiration of such black-out period. Subject to earlier termination as provided in paragraphs 9 and 10, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to paragraph 16.

       8. EXERCISE OF OPTION. Subject to the provisions of paragraphs 9 through 12, each Option granted under the Plan shall be exercisable as follows:

            A. VESTING. The Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify.

            B. FULL VESTING OF INSTALLMENTS. Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

            C. PARTIAL EXERCISE. Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

            D. ACCELERATION OF VESTING. The Committee shall have the right to accelerate the date that any installment of any Option becomes exercisable; provided that the Committee shall not, without the consent of an optionee, accelerate the permitted exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to paragraph 16) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in paragraph 6(C).

       9. TERMINATION OF EMPLOYMENT. Unless otherwise specified in the agreement relating to such ISO, if an ISO optionee ceases to be employed by the Company and all Related Corporations other than by reason of death or disability as defined in paragraph 10, no further installments of his or her ISOs shall become exercisable, and his or her ISOs shall terminate after the passage of ninety (90) days from the date of termination of his or her employment, but in no event later than on their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non- Qualified Options pursuant to paragraph 16. For purposes of this paragraph 9, employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute. A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment under this paragraph 9, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the optionee continues to be an employee of the Company or any Related Corporation. Nothing in the Plan shall be deemed to give any grantee of any Stock Right the right to be retained in employment or other service by the Company or any Related Corporation for any period of time.

       10.  DEATH; DISABILITY.

            A. DEATH. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his or her death, any ISO owned by such optionee may be exercised, to the extent otherwise exercisable on the date of his or her death, by his or her estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, at any time prior to the earlier of (i) the specified expiration date of the ISO or (ii) the date 180 days following the date of the optionee's death.

            B. DISABILITY. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his or her disability, such optionee shall have the right to exercise any ISO held by him or her on the date of termination of employment, to the extent otherwise exercisable on that date, at any time prior to the earlier of the specified expiration date of the ISO or 180 days from the date of the termination of the optionee's employment. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or any successor statute.

       11. ASSIGNABILITY OF OPTIONS. No ISO shall be assignable or transferable by the optionee except by will or the laws of descent and distribution. During the lifetime of the optionee, each ISO shall be exercisable only by such optionee. The terms of the individual Non- Qualified Option agreement entered into by each optionee shall provide for the assignability or non- assignability of the Non-Qualified Option.

       12. TERMS AND CONDITIONS OF OPTIONS. Options shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 11 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Options. The Committee may specify that any Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

       13. ADJUSTMENTS. Upon the occurrence of any of the following events, an optionee's rights with respect to Options granted to such optionee hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such Option:

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                                                                               7

            A. STOCK DIVIDENDS AND STOCK SPLITS. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

            B. CONSOLIDATIONS OR AMALGAMATIONS. If the Company is to be consolidated with or acquired by another entity in an amalgamation, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board") shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options either (a) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, (b) shares of stock of the surviving corporation or (c) such other securities as the Successor Board deems appropriate, the fair market value of which shall not materially exceed the fair market value of the shares of Common Stock subject to such Options immediately preceding the Acquisition; or (ii) upon written notice to the optionees, provide that all Options must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable) over the exercise price thereof.

            C. RECAPITALIZATION OR REORGANIZATION. In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities the optionee would have received if he or she had exercised the Option prior to such recapitalization or reorganization.

            D. MODIFICATION OF ISOS. Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs A, B or C with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs or would cause adverse tax consequences to the holders, it may refrain from making such adjustments.

            E. DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

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                                                                               8

            F. ISSUANCES OF SECURITIES. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

            G. FRACTIONAL SHARES. No fractional shares shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

            H. ADJUSTMENTS. Upon the happening of any of the events described in subparagraphs A, B or C above, the class and aggregate number of shares set forth in paragraph 4 hereof that are subject to Stock Rights which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Successor Board shall determine the specific adjustments to be made under this paragraph 13 and, subject to paragraph 2, its determination shall be conclusive.

       If any person or entity owning restricted Common Stock obtained by exercise of a Stock Right granted hereunder receives shares or securities, cash or other property in connection with a corporate transaction described in subparagraphs A, B or C above as a result of owning such restricted Common Stock, such shares or securities, cash or other property shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such shares or securities, cash or other property was issues unless otherwise determined by the Committee or the Successor Board.


       14. MEANS OF EXERCISING STOCK RIGHTS. A Stock Right (or any part or installment thereof) shall be exercised by giving written notice to the Company at its registered office. Such notice shall identify the Stock Right being exercised and specify the number of shares as to which such Stock Right is being exercised, accompanied by full payment of the purchase price therefor either (a) in cash or by check, (b) at the discretion of the Committee, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as defined in
Section 1274(d) of the Code, or (c) at the discretion of the Committee, by any combination of (a) and (b) above. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (b) or (c) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question. The holder of a Stock Right shall not have the rights of a shareholder with respect to the shares covered by such Stock Right until the date of issuance of a stock certificate to such holder for such shares. Except as expressly provided above in paragraph 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

       15. TERM AND AMENDMENT OF PLAN. This Plan was adopted by the Board on March 9, 1994. The Plan will be submitted for approval by the stockholders of the Company at the next Meeting of Stockholders or, in lieu thereof, by written consent. If the approval of stockholders is not obtained prior to March 9, 1995, any grants of ISOs under the Plan will be treated as grants of Non-Qualified Options. Subject to the provisions of paragraph 5 above, Options intended to qualify as ISOs may be granted under the Plan prior to the date of stockholder approval of the Plan. The Plan shall expire at the end of the day on March 8, 2004 (except as to Options outstanding on that date). The Board may terminate or amend the Plan in any respect at any time, except that, without the approval of the stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the following actions: (a) the total number of shares that may be issued under the Plan may not be increased (except by adjustment pursuant to paragraph 13); (b) the provisions of paragraph 3 regarding eligibility for grants of ISOs may not be modified; (c) the provisions of paragraph 6(B) regarding the exercise price at which shares may be offered pursuant to ISOs may not be modified (except by adjustment pursuant to paragraph
13); and (d) the expiration date of the Plan may not be extended. The restrictions contained in clauses (a) through (d) of the preceding sentence shall not apply after March 9, 1995 if stockholders have not theretofore approved the Plan as provided in the first sentence of this paragraph. Except as otherwise provided in this paragraph 15, in no event may action of the Board or stockholders alter or impair the rights of a grantee, without such grantee's consent, under any Stock Right previously granted to such grantee.

       16. CONVERSION OF ISOS INTO NON-QUALIFIED OPTIONS. The Committee, at the written request or with the written consent of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but shall not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such ISOs. At the time of such conversion, the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action.

       17. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of shares pursuant to Options granted and Purchases authorized under the Plan shall be used for general corporate purposes.

       18. GOVERNMENTAL REGULATION. The Company's obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

       Government regulations may impose reporting or other obligations on the Company with respect to the Plan. For example, the Company may be required to send tax information statements to employees and former employees that exercise ISOs under the Plan, and the Company may be required to file tax information returns reporting the income received by grantees of Stock Rights in connection with the Plan.

       19. WITHHOLDING OF ADDITIONAL INCOME TAXES. Upon the exercise of a Non-Qualified Option, the grant of an Award, the making of a Purchase of Common Stock for less than its fair market value, the making of a Disqualifying Disposition (as defined in paragraph 20), the vesting or transfer of restricted stock or securities acquired on the exercise of a Stock Right hereunder, or the making of a distribution or other payment with respect to such stock or securities, the Company may withhold taxes in respect of amounts that constitute
compensation includible in gross income.   The Committee in its discretion may
condition (i) the exercise of an Option, (ii) the grant of an Award, (iii) the making of a Purchase of Common Stock for less than its fair market value, or
(iv) the vesting or transferability of restricted stock or securities acquired by exercising a Stock Right, on the grantee's making satisfactory arrangement for such withholding. Such arrangement may include payment by the grantee in cash or by check of the amount of the withholding taxes or, at the discretion of the Committee, by the grantee's delivery of previously held shares of Common Stock or the withholding from the shares of Common Stock otherwise deliverable upon exercise of a Stock Right shares having an aggregate fair market value equal to the amount of such withholding taxes.

       20. NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION. By accepting an ISO granted under the Plan, each optionee agrees to notify the Company in writing immediately after a Disqualifying Disposition (as described in Sections 421, 422 and 424 of the Code and regulations thereunder) of any stock acquired pursuant to the exercise of ISOs granted under the Plan. A Disqualifying Disposition is generally any disposition occurring on or before the later of (a) the date two years following the date the ISO was granted or (b) the date one year following the date the ISO was exercised.

       21. GOVERNING LAW; CONSTRUCTION. The validity and construction of the Plan shall be governed by the laws of the Province of Ontario, or the laws of any jurisdiction in which the Company or its successors in interest may be organized. In construing this Plan, the singular shall include the plural and the masculine and feminine genders shall include the neuter, unless the context otherwise requires. The validity and construction of the instruments evidencing Stock Rights granted under the Plan shall be governed by the laws of the jurisdiction stated in each such instrument; provided, however, that in the event of a conflict between the Plan and the instrument, the laws of the jurisdiction governing the Plan shall apply to the instrument and take precedence.

                                                                       [LOGO]
                               ALIAS RESEARCH INC.


                        INCENTIVE STOCK OPTION AGREEMENT





Alias Research Inc., an Ontario corporation (the "Company"), hereby grants this ___ day of _____, 199_, to ________ (the "Employee"), an option to purchase a maximum of _____ shares of its Common Stock at the price of $____ (U.S.) per share, on the following terms and conditions:


1.     GRANT UNDER 1994 STOCK PLAN

This option is granted pursuant to and is governed by the Company's 1994 Stock Plan (the "Plan") and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan. Determinations made in connection with this option pursuant to the Plan shall be governed by the Plan as it exists on this date.


2.     GRANT AS INCENTIVE STOCK OPTION; OTHER OPTIONS

This option is intended to qualify as an incentive stock option under Section 422A of the Internal Revenue Code of 1986 (the "Code"). This option is in addition to any other options heretofore or hereafter granted to the Employee by the Company, but a duplicate original of this instrument shall not effect the grant of another option.


3.     EXTENT OF OPTION IF EMPLOYMENT CONTINUES

If the Employee has continued to be employed by the Company on the following dates, the Employee may exercise this option for the number of shares set opposite the applicable date:

               One year from the date hereof      -  _____shares

               Two years from the date hereof     -  an additional _____ shares

               Three years from the date hereof   -  an additional _____ shares

               Four years from the date hereof    -  an additional _____ shares

(hereinafter referred to individually as a "Vesting Date" and collectively as the "Vesting Dates".)

The foregoing rights are cumulative and, while the Employee continues to be employed by the Company, may be exercised on and after the respective Vesting Date up to and including the date which is 3 years after that respective Vesting Date. All of the foregoing rights are subject to Articles 4 and 5, as appropriate, if the Employee ceases to be employed by the Company or dies or becomes disabled while in the employ of the Company.

                                   - Page 2 -

4.     TERMINATION OF EMPLOYMENT

If the Employee ceases to be employed by the Company, other than by reason of death or disability as defined in Article 5, no further instalments of this option shall become exercisable and this option shall terminate after the passage of ninety (90) days from the date employment ceases, but in no event later than the scheduled expiration date. In such a case, the Employee's only rights hereunder shall be those which are properly exercised before the termination of this option.


5.     DEATH; DISABILITY

If the Employee dies while in the employ of the Company, this option may be exercised, to the extent of the number of shares with respect to which the Employee could have exercised it on the date of his death, by his estate, personal representative or beneficiary to whom this option has been assigned pursuant to Article 10, at any time within 180 days after the date of death, but not later than the scheduled expiration date. If the Employee ceases to be employed by the Company by reason of his disability (as defined in the Plan), this option may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of the termination of his employment, at any time within 180 days after such termination, but not later than the scheduled expiration date. At the expiration of such 180-day period or the scheduled expiration date, whichever is the earlier, this option shall terminate and the only rights hereunder shall be those as to which the option was properly exercised before such termination.


6.     PARTIAL EXERCISE

Exercise of this option up to the extent above stated may be made in part at any time and from time to time within the above limits, except that this option may not be exercised for a fraction of a share unless such exercise is with respect to the final instalment of stock subject to this option and a fractional share (or cash, in the discretion of the Company, in lieu thereof) must be issued to permit the Employee to exercise completely such final instalment. Any fractional share with respect to which an instalment of this option cannot be exercised because of the limitation contained in the preceding sentence shall remain subject to this option and shall be available for later purchase by the Employee in accordance with the terms hereof.


7.     PAYMENT OF PRICE

[Person signing on behalf of the Company must initial one of the two following clauses.] The option price is payable in United States dollars and may be paid:

(a) in cash or by certified cheque or bank draft, or any combination of the foregoing, equal in amount to the option price.

                                                                      ----------
                                                                      (Initials)

(b) in cash, by certified cheque or bank draft, by delivery of the Employee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as defined in
       Section 1274(d) of the Code, or by any combination of the foregoing, equal in amount to the option price.

                                                                      ----------
                                                                      (Initials)

                                   - Page 3 -

8.     AGREEMENT TO PURCHASE FOR INVESTMENT

By acceptance of this option, the Employee agrees that a purchase of shares under this option will not be made with a view to their distribution, as that term is used in the Securities Act of 1933, as amended, unless in the opinion of counsel to the Company such distribution is in compliance with or exempt from the registration and prospectus requirements of that Act, and the Employee agrees to sign a certificate to such effect at the time of exercising this option and agrees that the certificate for the shares so purchased may be inscribed with a legend to ensure compliance with the Securities Act of 1933.


9.     METHOD OF EXERCISING OPTION

Subject to the terms and conditions of this Agreement, this option may be exercised by written notice to the Company, at the registered office of the Company, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise this option and the number of shares in respect of which it is being exercised and shall be signed by the person or persons so exercising this option. Such notice shall be accompanied by payment of the full purchase price of such shares, and the Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. The certificate or certificates for the shares as to which this option shall have been so exercised shall be registered in the name of the person or persons so exercising this option (or, if this option shall be exercised by the Employee and if the Employee shall so request in the notice exercising this option, shall be registered in the name of the Employee and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising this option. In the event this option shall be exercised, pursuant to Article 5 hereof, by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this option. All shares that shall be purchased upon the exercise of this option as provided herein shall be fully paid and non-assessable.


10.    OPTION NOT TRANSFERABLE

This option is not transferable or assignable except by will or by the laws of descent and distribution. During the Employee's lifetime only the Employee can exercise this option.


11.    NO OBLIGATION TO EXERCISE OPTION

The grant and acceptance of this option imposes no obligation on the Employee to exercise it. The Employee represents and warrants that no exercise of this option will be induced by expectation of employment or continued employment of the Employee by the Company or any Related Corporation (as defined in the Plan).


12.    NO OBLIGATION TO CONTINUE EMPLOYMENT

The Company and any Related Corporation (as defined in the Plan) are not by the Plan or this option obligated to continue the Employee in employment.


13.    NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE

The Employee shall have no rights as a stockholder with respect to shares subject to this Agreement until a stock certificate therefor has been issued to the Employee and is fully paid for. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date such stock certificate is issued.

                                   - Page 4 -

14.    CAPITAL CHANGES AND BUSINESS SUCCESSIONS

The Plan contains provisions covering the treatment of options in a number of contingencies such as stock splits and amalgamations. Provisions in the Plan for adjustment with respect to stock subject to options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference. In general, you should not assume that options necessarily would survive the acquisition of the Company. In particular, without affecting the generality of the foregoing, it is understood that for the purposes of Articles 3 through 5 hereof, both inclusive, employment by the Company includes employment by a Related Corporation as defined in the Plan.


15.    EARLY DISPOSITION

The Employee agrees to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any Common Stock received pursuant to the exercise of this option. A Disqualifying Disposition is any disposition (including any sale) of such Common Stock before the LATER of (a) two years after the date the Employee was granted this option or (b) one year after the date the Employee acquired Common Stock by exercising this option. If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter. The Employee also agrees to provide the Company with any information which it shall request concerning any such disposition. The Employee acknowledges that he or she will, if a United States taxpayer, forfeit the favourable income tax treatment otherwise available with respect to the exercise of this incentive stock option if he or she makes a Disqualifying Disposition of the stock received on exercise of this option.


16.    WITHHOLDING TAXES

If the Company in its discretion determines that it is obligated to withhold tax with respect to a Disqualifying Disposition (as defined in Article 15) of Common Stock received by the Employee on exercise of this option, the Employee hereby agrees that the Company may withhold from the Employee's wages the appropriate amount of federal, state and local withholding taxes attributable to such Disqualifying Disposition. If any portion of this option is treated as a Non-Qualified Option, the Employee hereby agrees that the Company may withhold from the Employee's wages the appropriate amount of federal, state and local withholding taxes attributable to the Employee's exercise of such Non-Qualified Option. At the Company's discretion, the amount required to be withheld may be withheld in cash from such wages, or (with respect to compensation income attributable to the exercise of this option) in kind from the Common Stock otherwise deliverable to the Optionee on exercise of this Option. The Employee further agrees that, if the Company does not withhold an amount from the Employee's wages sufficient to satisfy the Company's withholding obligation, the Employee will reimburse the Company on demand, in cash, for the amount underwithheld.


17.    NO EXERCISE OF OPTION IF EMPLOYMENT TERMINATED FOR MISCONDUCT

If the employment of the Employee is terminated for "Misconduct", this option shall terminate on the date of such termination of employment and shall thereupon not be exercisable to any extent whatsoever. "Misconduct" is conduct, as determined by the Board of Directors, involving one or more of the following:
(i) the substantial and continuing failure of the Employee to render services to the Company in accordance with his assigned duties; (ii) a determination by two- thirds of the members of the Board of Directors that the Employee has inadequately performed the duties of his employment; (iii) disloyalty, gross negligence, dishonesty or breach of fiduciary duty to the Company; (iv) the commission of an act of embezzlement, fraud, disloyalty, dishonesty or deliberate disregard of the rules or policies of the Company which results in loss, damage or injury to the Company, whether directly or indirectly; (v) the unauthorized disclosure of any trade secret or confidential information of the Company; or (vi) the commission of an act which constitutes unfair competition with the Company or which induces any

                                   - Page 5 -

customer of the Company to breach a contract with the Company. In making such determination, the Board of Directors shall act fairly and in utmost good faith and shall give the Employee an opportunity to appear and be heard at a hearing before the Board of Directors or any Committee and present evidence on his behalf. For the purposes of this Article 17, termination of employment shall be deemed to occur when the Employee receives notice that his employment is terminated.


18.    ACCELERATION AND VESTING OF OPTION FOR BUSINESS COMBINATIONS

If the Company is to be consolidated with or acquired by another entity in an amalgamation, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), then this option shall, immediately prior to the consummation of such Acquisition, become fully vested and immediately exercisable by the Employee.


19.    PROVISION OF DOCUMENTATION TO EMPLOYEE

By signing this Agreement the Employee acknowledges receipt of a copy of this Agreement and a copy of the Company's 1994 Stock Plan.


20.    GOVERNING LAW

This Agreement shall be governed by and interpreted in accordance with the internal laws of the State of Massachusetts if the Employee is, at the date hereof, employed in the United States and otherwise of the Province of Ontario, Canada.


IN WITNESS WHEREOF the Company and the Employee have caused this instrument to be executed, and the Employee whose signature appears below acknowledges receipt of a copy of the Plan and acceptance of an original copy of this Agreement.




- --------------------------------------       ALIAS RESEARCH INC.
EMPLOYEE



- ---------------------------------------      By:
Print Name of Employee                          --------------------------------



- ---------------------------------------      -----------------------------------
Street Address                               Title



- ---------------------------------------
City   Province/State   Postal/Zip Code



NOTE: PERSON SIGNING ON BEHALF OF THE COMPANY MUST INITIAL ONE OF THE TWO CLAUSES UNDER ARTICLE 7 ABOVE.

                               ALIAS RESEARCH INC.

                      NON-QUALIFIED STOCK OPTION AGREEMENT


Alias Research Inc., an Ontario corporation (the "Company"), hereby grants this
                    day of         , 19        , to                        (the
"Optionee"), an option to purchase a maximum of         shares of its Common
Stock at the price of $   (U.S.) per share, on the following terms and
conditions:


1.     GRANT UNDER 1994 STOCK PLAN

This option is granted pursuant to and is governed by the Company's 1994 Stock Plan (the "Plan") and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan. Determinations made in connection with this option pursuant to the Plan shall be governed by the Plan as it exists on this date.


2.     GRANT AS NON-QUALIFIED OPTION; OTHER OPTIONS

This option shall be treated for United States income tax purposes as a Non-Qualfied Option (rather than an incentive stock option), and the Board of Directors will take appropriate action, if necessary, to achieve this result. This option is in addition to any other options heretofore or hereafter granted to the Optionee by the Company, but a duplicate original of this instrument shall not effect the grant of another option.


3.     EXTENT OF OPTION IF BUSINESS RELATIONSHIP CONTINUES

If the Optionee has continued to serve the Company or any Related Corporation in the capacity of an employee, officer, director or consultant (such service is described herein as maintaining or being involved in a "Business Relationship" with the Company) on the following dates, the Optionee may exercise this option for the number of shares set opposite the applicable date:

            One year from the date hereof         -         shares

            Two years from the date hereof        -an additional    shares

            Three years from the date hereof      -an additional    shares

            Four years from the date hereof       -an additional    shares

(hereinafter referred to individually as a "Vesting Date" and collectively as the "Vesting Dates".)

The foregoing rights are cumulative and, while the Optionee continues to maintain a Business Relationship with the Company, may be exercised on and after the

                                   - Page 2 -

respective Vesting Date up to and including the date which is 3 years after that respective Vesting Date. All of the foregoing rights are subject to Articles 4 and 5, as appropriate, if the Optionee ceases to maintain a Business Relationship with the Company or dies, becomes disabled or undergoes dissolution while involved in a Business Relationship with the Company.


4.     TERMINATION OF BUSINESS RELATIONSHIP

If the Optionee ceases to maintain a Business Relationship with the Company, other than by reason of death or disability as defined in Article 5, no further instalments of this option shall become exercisable and this option shall terminate after the passage of sixty (60) days from the date the Business Relationship ceases, but in no event later than the scheduled expiration date. In such a case, the Optionee's only rights hereunder shall be those which are properly exercised before the termination of this option.


5.     DEATH; DISABILITY; DISSOLUTION

If the Optionee is a natural person who dies while involved in a Business Relationship with the Company, this option may be exercised, to the extent of the number of shares with respect to which the Optionee could have exercised it on the date of his death, by his estate, personal representative or beneficiary to whom this option has been assigned pursuant to Article 10, at any time within 180 days after the date of death, but not later than the scheduled expiration date. If the Optionee is a natural person whose Business Relationship with the Company is terminated by reason of his disability (as defined in the Plan), this option may be exercised, to the extent of the number of shares with respect to which the Optionee could have exercised it on the date the Business Relationship was terminated, at any time within 180 days after the date of such termination, but not later than the scheduled expiration date. At the expiration of such 180-day period or the scheduled expiration date, whichever is the earlier, this option shall terminate and the only rights hereunder shall be those as to which the option was properly exercised before such termination. If Optionee is a corporation, partnership, trust or other entity that is dissolved, liquidated, becomes insolvent or enters into a merger or acquisition with respect to which such optionee is not the surviving entity at the time when such entity is involved in a Business Relationship with the Company, this Option shall immediately terminate as of the date of such event, and the only rights hereunder shall be those as to which this option was properly exercised before such dissolution or other event.


6.     PARTIAL EXERCISE

Exercise of this option up to the extent above stated may be made in part at any time and from time to time within the above limits, except that this option may not be exercised for a fraction of a share unless such exercise is with respect to the final instalment of stock subject to this option and a fractional share (or cash, in the discretion of the Company, in lieu thereof) must be issued to permit the Optionee to

                                   - Page 3 -

exercise completely such final instalment. Any fractional share with respect to which an instalment of this option cannot be exercised because of the limitation contained in the preceding sentence shall remain subject to this option and shall be available for later purchase by the Optionee in accordance with the terms hereof.


7.     PAYMENT OF PRICE

The option price is payable in United States dollars and may be paid in cash or by certified cheque or bank draft, or any combination of the foregoing, equal in amount to the option price.


8.     AGREEMENT TO PURCHASE FOR INVESTMENT

By acceptance of this option, the Optionee agrees that a purchase of shares under this option will not be made with a view to their distribution, as that term is used in the Securities Act of 1933, as amended, unless in the opinion of counsel to the Company such distribution is in compliance with or exempt from the registration and prospectus requirements of that Act, and the Optionee agrees to sign a certificate to such effect at the time of exercising this option and agrees that the certificate for the shares so purchased may be inscribed with a legend to ensure compliance with that Act.


9.     METHOD OF EXERCISING OPTION

Subject to the terms and conditions of this Agreement, this option may be exercised by written notice to the Company, at the registered office of the Company, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise this option and the number of shares in respect of which it is being exercised and shall be signed by the person or persons so exercising this option. Such notice shall be accompanied by payment of the full purchase price of such shares, and the Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. The certificate or certificates for the shares as to which this option shall have been so exercised shall be registered in the name of the person or persons so exercising this option (or, if this option shall be exercised by the Optionee and if the Optionee shall so request in the notice exercising this option, shall be registered in the name of the Optionee and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising this option. In the event this option shall be exercised, pursuant to Article5 hereof, by any person or persons other than the Optionee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this option. All shares that shall be purchased upon the exercise of this option as provided herein shall be fully paid and non-assessable.

                                   - Page 4 -

10.    OPTION NOT TRANSFERABLE

This option is not transferable or assignable except by will or by the laws of descent and distribution. During the Optionee's lifetime only the Optionee can exercise this option.


11.    NO OBLIGATION TO EXERCISE OPTION

The grant and acceptance of this option imposes no obligation on the Optionee to exercise it.


12.    NO OBLIGATION TO CONTINUE BUSINESS RELATIONSHIP

The Company and any Related Corporations are not by the Plan or this option obligated to continue to maintain a Business Relationship with the Optionee.


13.    NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE

The Optionee shall have no rights as a stockholder with respect to shares subject to this Agreement until a stock certificate therefor has been issued to the Optionee and is fully paid for. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date such stock certificate is issued.


14.    CAPITAL CHANGES AND BUSINESS SUCCESSIONS

The Plan contains provisions covering the treatment of options in a number of contingencies such as stock splits and amalgamations. Provisions in the Plan for adjustment with respect to stock subject to options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference. In general, you should not assume that options necessarily would survive the acquisition of the Company. In particular, without affecting the generality of the foregoing, it is understood that for the purposes of Articles3 through 5 hereof, both inclusive, employment by the Company includes employment by a Related Corporation as defined in the Plan.


15.    WITHHOLDING TAXES

The Optionee hereby agrees that the Company may withhold from the Optionee's wages or other remuneration the appropriate amount of federal, state and local taxes attributable to the Optionee's exercise of any instalment of this option. At the Company's discretion, the amount required to be withheld may be withheld in cash

                                   - Page 5 -

from such wages or other remuneration, or in kind from the Common Stock otherwise deliverable to the Optionee on exercise of this Option. The Optionee further agrees that, if the Company does not withhold an amount from the Optionee's wages or other remuneration sufficient to satisfy the Company's withholding obligation, the Optionee will reimburse the Company on demand, in cash, for the amount underwithheld.


16.    NO EXERCISE OF OPTION IF BUSINESS RELATIONSHIP TERMINATED FOR MISCONDUCT

If the Business Relationship of the Optionee is terminated for "Misconduct", this option shall terminate on the date of such termination of the Business Relationship and shall thereupon not be exercisable to any extent whatsoever. "Misconduct" is conduct, as determined by the Board of Directors, involving one or more of the following: (i) the substantial and continuing failure of the Optionee to render services to the Company in accordance with the terms or requirements of the business relationship; (ii) a determination by two-thirds of the members of the Board of Directors that the Optionee has inadequately performed the requirements of its business relationship; (iii) disloyalty, gross negligence, dishonesty or breach of fiduciary duty to the Company; (iv) the commission of an act of embezzlement, fraud, disloyalty, dishonesty or deliberate disregard of the rules or policies of the Company which results in loss, damage or injury to the Company, whether directly or indirectly; (v) the unauthorized disclosure of any trade secret or confidential information of the Company; or (vi) the commission of an act which constitutes unfair competition with the Company or which induces any customer of the Company to breach a contract with the Company. In making such determination, the Board of Directors shall act fairly and in utmost good faith and shall give the Optionee an opportunity to appear and be heard at a hearing before the Board of Directors or any Committee and present evidence on his or her behalf. For the purposes of this Article 16, termination of the business relationship shall be deemed to occur when the Optionee receives notice that its business relationship is terminated.


17.    ACCELERATION AND VESTING OF OPTION FOR BUSINESS COMBINATIONS

If the Company is to be consolidated with or acquired by another entity in an amalgamation, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), then this option shall, immediately prior to the consummation of such Acquisition, become fully vested and immediately exercisable by the Optionee.


18.    GOVERNING LAW

This Agreement shall be governed by and interpreted in accordance with the internal laws of the State of Massachusetts if the Optionee, at the date hereof, provides services to the Company, or any Related Corporation, only in the United States and otherwise of the Province of Ontario, Canada.

                                   - Page 6 -

IN WITNESS WHEREOF the Company and the Optionee have caused this instrument to be executed, and the Optionee whose signature appears below acknowledges receipt of a copy of the Plan and acceptance of an original copy of this Agreement.




- -----------------------------------     ALIAS RESEARCH INC.
OPTIONEE


- -----------------------------------     By:
Name of Optionee                            ------------------------------------


- -----------------------------------         ------------------------------------
Street Address                               Title


- -----------------------------------
City        State   Zip Code

                               ALIAS RESEARCH INC.

                             STOCK OPTION AGREEMENT


Alias Research Inc., an Ontario corporation (the "Company"), hereby grants this
 day of                     , 19         , to                    (the
"Director"), an option to purchase a maximum of                  shares of its
Common Stock at the price of $             (U.S.) per share, on the following
terms and conditions:


1.     GRANT UNDER 1994 STOCK PLAN
This option is granted pursuant to and is governed by the Company's 1994 Stock Plan (the "Plan") and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan. Determinations made in connection with this option pursuant to the Plan shall be governed by the Plan as it exists on this date.

2.     GRANT AS INCENTIVE STOCK OPTION; OTHER OPTIONS
This option is intended to qualify as an incentive stock option under Section 422A of the Internal Revenue Code of 1986 (the "Code"). This option is in addition to any other options heretofore or hereafter granted to the Director by the Company, but a duplicate original of this instrument shall not effect the grant of another option.

3.     EXTENT OF OPTION IF EMPLOYMENT CONTINUES
If the Director has continued to be a Director of the Company on the following dates, the Director may exercise this option for the number of shares set opposite the applicable date:

       90 days from the date hereof               - shares

       180 days from the date hereof              -an additional      shares

       270 days from the date hereof              -an additional      shares

       Immediately prior to the commencement of   -an additional      shares
       the 1995 Annual Meeting of Shareholders

(hereinafter referred to individually as a "Vesting Date" and collectively as the "Vesting Dates".)

The foregoing rights are cumulative and, while the Director continues to be a Director of the Company, may be exercised on and after the respective Vesting Date up to and including the date which is 3 years after that respective Vesting
Date.    All of the foregoing rights are subject to Article 4 if the Director ceases to be a Director of the Company.

4.     TERMINATION OF OFFICE
If the Director ceases to be a Director of the Company, no further instalments of this option shall become exercisable.

                                   - Page 2 -

5.     PARTIAL EXERCISE
Exercise of this option up to the extent above stated may be made in part at any time and from time to time within the above limits, except that this option may not be exercised for a fraction of a share unless such exercise is with respect to the final instalment of stock subject to this option and a fractional share (or cash, in the discretion of the Company, in lieu thereof) must be issued to permit the Director to exercise completely such final instalment. Any fractional share with respect to which an instalment of this option cannot be exercised because of the limitation contained in the preceding sentence shall remain subject to this option and shall be available for later purchase by the Director in accordance with the terms hereof.

6.     PAYMENT OF PRICE
The option price is payable in United States dollars and may be paid in cash or by certified cheque or bank draft, or any combination of the foregoing, equal in amount to the option price.

7.     AGREEMENT TO PURCHASE FOR INVESTMENT
By acceptance of this option, the Director agrees that a purchase of shares under this option will not be made with a view to their distribution, as that term is used in the Securities Act of 1933, as amended, unless in the opinion of counsel to the Company such distribution is in compliance with or exempt from the registration and prospectus requirements of that Act, and the Director agrees to sign a certificate to such effect at the time of exercising this option and agrees that the certificate for the shares so purchased may be inscribed with a legend to ensure compliance with the Securities Act of 1933.

8.     METHOD OF EXERCISING OPTION
Subject to the terms and conditions of this Agreement, this option may be exercised by written notice to the Company, at the registered office of the Company, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise this option and the number of shares in respect of which it is being exercised and shall be signed by the person or persons so exercising this option. Such notice shall be accompanied by payment of the full purchase price of such shares, and the Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. The certificate or certificates for the shares as to which this option shall have been so exercised shall be registered in the name of the person or persons so exercising this option (or, if this option shall be exercised by the Director and if the Director shall so request in the notice exercising this option, shall be registered in the name of the Director and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising this option. All shares that shall be purchased upon the exercise of this option as provided herein shall be fully paid and non-assessable.

9.     OPTION NOT TRANSFERABLE
This option is not transferable or assignable except with the consent of the Company, by will or by the laws of descent and distribution. During the Director's lifetime only the Director or his permitted assignees can exercise this option.

                                   - Page 3 -

10.    NO OBLIGATION TO EXERCISE OPTION
The grant and acceptance of this option imposes no obligation on the Director to exercise it. The Director represents and warrants that no exercise of this option will be induced by expectation of employment or continued employment of the Director by the Company or any Related Corporation (as defined in the Plan).

11.    NO OBLIGATION TO CONTINUE EMPLOYMENT
The Company and any Related Corporation (as defined in the Plan) are not by the Plan or this option obligated to continue the Director in employment or as a Director of the Company.

12.    NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE
The Director shall have no rights as a stockholder with respect to shares subject to this Agreement until a stock certificate therefor has been issued to the Director and is fully paid for. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date such stock certificate is issued.

13.    CAPITAL CHANGES AND BUSINESS SUCCESSIONS
The Plan contains provisions covering the treatment of options in a number of contingencies such as stock splits and amalgamations. Provisions in the Plan for adjustment with respect to stock subject to options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference. In general, you should not assume that options necessarily would survive the acquisition of the Company.

14.    EARLY DISPOSITION
The Director agrees to notify the Company in writing immediately after the Director makes a Disqualifying Disposition of any Common Stock received pursuant to the exercise of this option. A Disqualifying Disposition is any disposition (including any sale) of such Common Stock before the LATER of (a) two years after the date the Director was granted this option or (b) one year after the date the Director acquired Common Stock by exercising this option. If the Director has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter. The Director also agrees to provide the Company with any information which it shall request concerning any such disposition. The Director acknowledges that he or she will, if a United States taxpayer, forfeit the favourable income tax treatment otherwise available with respect to the exercise of this incentive stock option if he or she makes a Disqualifying Disposition of the stock received on exercise of this option.

15.    WITHHOLDING TAXES
If the Company in its discretion determines that it is obligated to withhold tax with respect to a Disqualifying Disposition (as defined in Article 15) of Common Stock received by the Director on exercise of this option, the Director hereby agrees that the Company may withhold from the Director's compensation the appropriate amount of federal, state and local withholding taxes attributable to such Disqualifying

                                   - Page 4 -

Disposition. If any portion of this option is treated as a Non-Qualified Option, the Director hereby agrees that the Company may withhold from the Director's compensation the appropriate amount of federal, state and local withholding taxes attributable to the Director's exercise of such Non-Qualified Option. At the Company's discretion, the amount required to be withheld may be withheld in cash from such compensation, or (with respect to compensation income attributable to the exercise of this option) in kind from the Common Stock otherwise deliverable to the Optionee on exercise of this Option. The Director further agrees that, if the Company does not withhold an amount from the Director's compensation sufficient to satisfy the Company's withholding obligation, the Director will reimburse the Company on demand, in cash, for the amount underwithheld.

16.    ACCELERATION AND VESTING OF OPTION FOR BUSINESS COMBINATIONS
If the Company is to be consolidated with or acquired by another entity in an amalgamation, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), then this option shall, immediately prior to the consummation of such Acquisition, become fully vested and immediately exercisable by the Director.

17.    PROVISION OF DOCUMENTATION TO DIRECTOR
By signing this Agreement the Director acknowledges receipt of a copy of this Agreement and a copy of the Company's 1994 Stock Plan.

18.    GOVERNING LAW
This Agreement shall be governed by and interpreted in accordance with the internal laws of the State of Massachusetts if the Director is, at the date hereof, resident in the United States and otherwise of the Province of Ontario, Canada.


IN WITNESS WHEREOF the Company and the Director have caused this instrument to be executed, and the Director whose signature appears below acknowledges receipt of a copy of the Plan and acceptance of an original copy of this Agreement.




- ----------------------------------------     ALIAS RESEARCH INC.
DIRECTOR


- ----------------------------------------     By:
Print Name of Director                          --------------------------------


- ----------------------------------------        --------------------------------
Street Address                                  Title


- ----------------------------------------
City   Province/State    Postal/Zip Code

                                                                       [LOGO]
                               ALIAS RESEARCH INC.


                        INCENTIVE STOCK OPTION AGREEMENT




Alias Research Inc., an Ontario corporation (the "Company"), hereby grants this ___ day of _____, 199_, to ________ (the "Employee"), an option to purchase a maximum of _____ shares of its Common Stock at the price of $____ (U.S.) per share (the "Shares"), on the following terms and conditions:


1.     GRANT UNDER 1994 STOCK PLAN

This option is granted pursuant to and is governed by the Company's 1994 Stock Plan (the "Plan") and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan. Determinations made in connection with this option pursuant to the Plan shall be governed by the Plan as it exists on this date.


2.     GRANT AS INCENTIVE STOCK OPTION; OTHER OPTIONS

This option is intended to qualify as an incentive stock option under Section 422A of the Internal Revenue Code of 1986 (the "Code"). This option is in addition to any other options heretofore or hereafter granted to the Employee by the Company, but a duplicate original of this instrument shall not effect the grant of another option.


3.     EXTENT OF OPTION IF EMPLOYMENT CONTINUES

This option shall be exercisable cumulatively, to the extent of twenty percent (20%) of the Shares subject to this option on the day that is ten (10) months after the date hereof; thereafter, the Shares subject to the option shall be exercisable to the extent of an additional two percent (2%) of the Shares per month. In the event of Employee's death, disability or other termination of employment, the exercisability of this option is governed by Sections 4 and 5 below. This option may not be exercised more than ten (10) years (five years if Employee owns, immediately before this option is granted, stock representing more than 10 percent of the total combined voting power of all classes of stock of the Company) from the date of grant of this option, and may be exercised during such term only in accordance with the Plan and the terms of this option.


4.     TERMINATION OF EMPLOYMENT

If the Employee ceases to be employed by the Company, other than by reason of death or disability as defined in Article 5, no further instalments of this option shall become exercisable and this option shall terminate after the passage of ninety (90) days from the date employment ceases, but in no event later than the scheduled expiration date. In such a case, the Employee's only rights hereunder shall be those which are properly exercised before the termination of this option.

                                   - Page 2 -


5.     DEATH; DISABILITY

If the Employee dies while in the employ of the Company, this option may be exercised, to the extent of the number of shares with respect to which the Employee could have exercised it on the date of his death, by his estate, personal representative or beneficiary to whom this option has been assigned pursuant to Article 10, at any time within 180 days after the date of death, but not later than the scheduled expiration date. If the Employee ceases to be employed by the Company by reason of his disability (as defined in the Plan), this option may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of the termination of his employment, at any time within 180 days after such termination, but not later than the scheduled expiration date. At the expiration of such 180-day period or the scheduled expiration date, whichever is the earlier, this option shall terminate and the only rights hereunder shall be those as to which the option was properly exercised before such termination.


6.     PARTIAL EXERCISE

Exercise of this option up to the extent above stated may be made in part at any time and from time to time within the above limits, except that this option may not be exercised for a fraction of a share unless such exercise is with respect to the final instalment of stock subject to this option and a fractional share (or cash, in the discretion of the Company, in lieu thereof) must be issued to permit the Employee to exercise completely such final instalment. Any fractional share with respect to which an instalment of this option cannot be exercised because of the limitation contained in the preceding sentence shall remain subject to this option and shall be available for later purchase by the Employee in accordance with the terms hereof.


7.     PAYMENT OF PRICE

The option price is payable in United States dollars and may be paid in cash or by certified cheque or bank draft, or any combination of the foregoing, equal in amount to the option price.


8.     AGREEMENT TO PURCHASE FOR INVESTMENT

By acceptance of this option, the Employee agrees that a purchase of shares under this option will not be made with a view to their distribution, as that term is used in the Securities Act of 1933, as amended, unless in the opinion of counsel to the Company such distribution is in compliance with or exempt from the registration and prospectus requirements of that Act, and the Employee agrees to sign a certificate to such effect at the time of exercising this option and agrees that the certificate for the shares so purchased may be inscribed with a legend to ensure compliance with the Securities Act of 1933.


9.     METHOD OF EXERCISING OPTION

Subject to the terms and conditions of this Agreement, this option may be exercised by written notice to the Company, at the registered office of the Company, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise this option and the number of shares in respect of which it is being exercised and shall be signed by the person or persons so exercising this option. Such notice shall be accompanied by payment of the full purchase price of such shares, and the Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. The certificate or certificates for the shares as to which this option shall have been so exercised shall be registered in the name of the person or persons so exercising this option (or, if this option shall be exercised by the Employee and if the Employee shall so request in the notice exercising this option, shall be registered in the name of the Employee and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising this option. In the event this option shall be exercised, pursuant to Article 5 hereof, by any person or persons other than the Employee, such notice shall be accompanied by appropriate

                                   - Page 3 -


proof of the right of such person or persons to exercise this option. All shares that shall be purchased upon the exercise of this option as provided herein shall be fully paid and non-assessable.


10.    OPTION NOT TRANSFERABLE

This option is not transferable or assignable except by will or by the laws of descent and distribution. During the Employee's lifetime only the Employee can exercise this option.


11.    NO OBLIGATION TO EXERCISE OPTION

The grant and acceptance of this option imposes no obligation on the Employee to exercise it. The Employee represents and warrants that no exercise of this option will be induced by expectation of employment or continued employment of the Employee by the Company or any Related Corporation (as defined in the Plan).


12.    NO OBLIGATION TO CONTINUE EMPLOYMENT

The Company and any Related Corporation (as defined in the Plan) are not by the Plan or this option obligated to continue the Employee in employment.


13.    NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE

The Employee shall have no rights as a stockholder with respect to shares subject to this Agreement until a stock certificate therefor has been issued to the Employee and is fully paid for. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date such stock certificate is issued.


14.    CAPITAL CHANGES AND BUSINESS SUCCESSIONS

The Plan contains provisions covering the treatment of options in a number of contingencies such as stock splits and amalgamations. Provisions in the Plan for adjustment with respect to stock subject to options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference. In general, you should not assume that options necessarily would survive the acquisition of the Company. In particular, without affecting the generality of the foregoing, it is understood that for the purposes of Articles 3 through 5 hereof, both inclusive, employment by the Company includes employment by a Related Corporation as defined in the Plan.


15.    EARLY DISPOSITION

The Employee agrees to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any Common Stock received pursuant to the exercise of this option. A Disqualifying Disposition is any disposition (including any sale) of such Common Stock before the LATER of (a) two years after the date the Employee was granted this option or (b) one year after the date the Employee acquired Common Stock by exercising this option. If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter. The Employee also agrees to provide the Company with any information which it shall request concerning any such disposition. The Employee acknowledges that he or she will, if a United States taxpayer, forfeit the favourable income tax treatment otherwise available with respect to the exercise of

                                   - Page 4 -


this incentive stock option if he or she makes a Disqualifying Disposition of the stock received on exercise of this option.


16.    WITHHOLDING TAXES

If the Company in its discretion determines that it is obligated to withhold tax with respect to a Disqualifying Disposition (as defined in Article 15) of Common Stock received by the Employee on exercise of this option, the Employee hereby agrees that the Company may withhold from the Employee's wages the appropriate amount of federal, state and local withholding taxes attributable to such Disqualifying Disposition. If any portion of this option is treated as a Non-Qualified Option, the Employee hereby agrees that the Company may withhold from the Employee's wages the appropriate amount of federal, state and local withholding taxes attributable to the Employee's exercise of such Non-Qualified Option. At the Company's discretion, the amount required to be withheld may be withheld in cash from such wages, or (with respect to compensation income attributable to the exercise of this option) in kind from the Common Stock otherwise deliverable to the Optionee on exercise of this Option. The Employee further agrees that, if the Company does not withhold an amount from the Employee's wages sufficient to satisfy the Company's withholding obligation, the Employee will reimburse the Company on demand, in cash, for the amount underwithheld.


17.    NO EXERCISE OF OPTION IF EMPLOYMENT TERMINATED FOR CAUSE

If the employment of the Employee is terminated for "Cause", this option shall terminate on the date of such termination of employment and shall thereupon not be exercisable to any extent whatsoever.


18.    ACCELERATION UPON CHANGE OF CONTROL

Notwithstanding the provisions of Section 3 with respect to option exercisability, in the event of a Change of Control of the Company, this option shall automatically become exercisable in full if, within twenty-four (24) months after a Change of Control Date, (i) the Employee is involuntarily terminated by the Company or any successor company (hereinafter, the "Employer") without Cause or (ii) the Employee voluntarily resigns from the Employer for Good Reason.


19.    DEFINITIONS

For purposes of Sections 17 and 18, the terms "Cause", "Change of Control", "Change of Control Date", and "Good Reason" shall have the meanings set out below:

(a) "Cause" means the termination of employment of an Employee shall have taken place as a result of:

       (i) an act or acts of dishonesty undertaken by such Employee and intended to result in gain or personal enrichment of the Employee, or

       (ii) persistent failure to perform the duties and obligations of such Employee which is not remedied in a reasonable period of time after receipt of written notice from the Employer, or

       (iii) violation of confidentiality or proprietary information obligations to or agreements entered into with the Employer, or

       (iv) use, sale or distribution of illegal drugs on the Employer's premises, or

       (v) the conviction of such Employee of an indictable offense, felony or the local equivalent.

                                   - Page 5 -


(b)    "Change of Control" of the Company means:

       (i) the acquisition by any Person (as such term is used in the Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "1934 Act") as Beneficial Owner (as such term is used in Rule 13d-3 promulgated under the 1934 Act), directly or indirectly, of fifty percent (50%) or more of the combined voting power of the outstanding shares of capital stock of the Company's then outstanding securities with respect to the election of the directors of the Board.

       (ii) During any period of three (3) consecutive years individuals who, at the beginning of such period, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a Director of the Board subsequent to the date of this Agreement whose election, or nomination for election by the Company's shareholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of any individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Board, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the 1934 Act) shall be, for these purposes, considered as though such person were a member of the Incumbent Board.

       (iii) Notwithstanding Sections 19(b)(i) and (ii) above, Change of Control shall not include those transactions contemplated by the Agreement and Plan of Acquisition and Arrangement by and among Silicon Graphics, Inc., 1103707 Ontario Inc., Silicon Graphics Manufacturing S.A. and the Company dated as of February 6, 1995.

(c) "Change of Control Date" means the effective date of the Change of Control or such date which the Board shall, by resolution, deem to be the Change of Control Date.

(d) "Good Reason" for voluntary resignation means (i) the Employer reduces by ten percent (10%) or more the Employee's compensation at the rate in effect immediately prior to the Change of Control or (ii) without the Employee's express written consent, the Employer requires the Employee to change the location of his or her job or office, so that he or she will be based at a location more than fifty (50) miles from the location of his or her job or office immediately prior to the Change of Control. For these purposes, "Compensation" includes base salary, exclusive of bonus, incentive compensation and shift differential, paid by the Employer as consideration for the Employee's service.


20.    PROVISION OF DOCUMENTATION TO EMPLOYEE

By signing this Agreement the Employee acknowledges receipt of a copy of this Agreement and a copy of the Company's 1994 Stock Plan.


21.    GOVERNING LAW

This Agreement shall be governed by and interpreted in accordance with the internal laws of the State of Massachusetts if the Employee is, at the date hereof, employed in the United States and otherwise of the Province of Ontario, Canada.

                                   - Page 6 -


IN WITNESS WHEREOF the Company and the Employee have caused this instrument to be executed, and the Employee whose signature appears below acknowledges receipt of a copy of the Plan and acceptance of an original copy of this Agreement.




- ----------------------------------------     ALIAS RESEARCH INC.
EMPLOYEE



- ----------------------------------------     By:
Print Name of Employee                          --------------------------------



- ----------------------------------------     -----------------------------------
Street Address                               Title



- ----------------------------------------
City   Province/State    Postal/Zip Code